                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: DECEMBER 21, 1999
                          ---------------------------------
                          (Date of Earliest Event Reported)


                             MEDICAL GRAPHICS CORPORATION
                             ----------------------------
                (Exact name of registrant as specified in its charter)


            MINNESOTA                       0-9899             41-1316712
         ----------------                 -----------        ----------------
          (State or other                 (Commission        (I.R.S. Employer
            jurisdiction                  File Number)      Identification No.)
          of Incorporation)


                                350 OAK GROVE PARKWAY
                                SAINT PAUL, MN  55127
                                ---------------------
                       (Address of principal executive offices)



        Registrant's telephone number, including area code:  (651) 484-4874

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ITEMS 1 -4, 6 AND 8

Not applicable.

ITEM 5.  OTHER EVENTS.

     On December 21, 1999, the shareholders of Medical Graphics Corporation ("Medical Graphics") approved the Agreement and Plan of Merger (the "Agreement") dated September 22, 1999, with Angeion Corporation ("Angeion"), a publicly held company headquartered in Minnesota, under which Angeion agreed to acquire all of the outstanding shares of Medical Graphics for $2.15 per share. The Merger became effective on December 21, 1999.

ITEM 7.  EXHIBITS

     99.1 Press release dated December 21, 1999, announcing that Angeion had completed the acquisition of Medical Graphics Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDICAL GRAPHICS CORPORATION



                                       By    /s/ Richard E. Jahnke
                                             ---------------------------------
                                                 Richard E. Jahnke
                                                 Chief Executive Officer



December 22, 1999